UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2022

Date of Report (Date of earliest event reported)

Yotta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41357	86-3374167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	YOTAU	The Nasdaq Stock Market LLC
Common Stock	YOTA	The Nasdaq Stock Market LLC
Warrants	YOTAW	The Nasdaq Stock Market LLC
Rights	YOTAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2022, the registration statement on Form S-1 (File No. 333-263415) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Yotta Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated April 19, 2022, by and between the Company and Chardan Capital Markets, LLC;

●	Warrant Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Rights Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated April 19, 2022, by and between the Company and each of the Company’s officers, directors and initial stockholders;

●	Investment Management Trust Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Stock Escrow Agreement, dated April 19, 2022, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company;

●	Registration Rights Agreement, dated April 19, 2022, by and among the Company and the initial stockholders of the Company;

●	Subscription Agreement, dated April 19, 2022, by and between the Company and Yotta Investment LLC;

●	Indemnity Agreements, dated April 19, 2022, by and between the Company and each of the directors and officers of the Company; and

●	Administrative Services Agreement, dated April 19, 2022, by and between the Company and Yotta Investment LLC.

On April 22, 2022, the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one redeemable warrant (“Warrant”) entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share and one right (“Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

As of April 22, 2022, a total of $100,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of April 22, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Yotta Investment LLC (the “Sponsor”) of 313,500 units (the “Private Units”), generating total proceeds of $3,135,000.

The Private Units are identical to the Units sold in the IPO. The Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The holder of the Private Units was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

On April 19, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 22, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 19, 2022, by and between the Company and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreements by each of the Company’s officers and directors

10.2	Form of Letter Agreements by Yotta Investment LLC

10.3	Investment Management Trust Agreement, dated April 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Stock Escrow Agreement, dated April 19, 2022, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company

10.5	Registration Rights Agreement, dated April 19, 2022, by and among the Company, the initial stockholders of the Company and Chardan Capital Markets, LLC

10.6	Subscription Agreement, dated April 19, 2022, by and between the Company and Yotta Investment LLC

10.7	Form of Indemnity Agreement by and between the Company and each of the directors and officers of the Company

10.8	Administrative Services Agreement, dated April 19, 2022, by and between the Company and Yotta Investment LLC

99.1	Press Release

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2022

Yotta Acquisition Corporation

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer

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